UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2019

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-55264 (Commission File Number)	45-0486747 (I.R.S. Employer Identification Number)
140 Intracoastal Pointe Drive, Suite 400 Jupiter, FL 33477
(Address of principal executive offices and zip code)
(561) 743-8333
(Registrant's telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On May 5, 2019, Dyadic International, Inc. (“Dyadic” or the “Company”) entered into a sub-license agreement (the “Sub-License Agreement”) with Alphazyme, LLC (“Alphazyme”).

Under the terms of the Sub-License Agreement, the Company has granted to Alphazyme, subject to the terms of the license agreement entered into between the Company and Danisco US, Inc. on December 31, 2015, a sub-license to certain patent rights and know-how related to Dyadic's proprietary C1 gene expression platform for the purpose of commercializing certain pharmaceutical products that are used as reagents to catalyze a chemical reaction to detect, measure, or be used as a process intermediate to produce a nucleic acid as a therapeutic or diagnostic agent.

In consideration of the license granted pursuant to the Sub-License Agreement, Dyadic will receive a 7.5% ownership interest in Alphazyme (“Up-Front Consideration”) upon the successful transfer of C1 technology, additional milestone payments and a percentage of royalties on net sales which incorporate Dyadic's proprietary C1 gene expression platform. The Sub-License Agreement has an initial exclusivity period of 18 months (“Exclusivity Period”) beginning on the date the technology transfer has been completed. Following the Exclusivity Period, the sub-license will be nonexclusive. At any time prior to the expiration of the Exclusivity Period, Alphazyme has the option to extend the Exclusivity Period for an additional twelve (12) months in return for an additional 2.5% ownership interest in Alphazyme.

Upon receipt of the Up-Front Consideration, Dyadic will become a party to the Alphazyme Limited Liability Company Agreement (the “LLC Agreement”) pursuant to which the Company will agree to certain customary rights, covenants and obligations.

The foregoing description of the Sub-License Agreement is qualified in its entirety by reference to the complete terms and conditions of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events

On May 6, 2019, Dyadic issued a press release announcing the entry into Sub-License Agreement described in Item 1.01 on this Current Report on Form 8-K. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Non-Exclusive Sublicense Agreement among Dyadic International, Inc., Alphazyme, LLC, dated May 5, 2019. Specific items in this exhibit have been redacted, as marked by three asterisks [***].
99.1	Press Release issued by Dyadic International, Inc. announcing Sub-licensing Agreement with Alphazyme

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dyadic International, Inc.

Date: May 8, 2019	By:	/s/ Mark A. Emalfarb
	Name:	Mark A. Emalfarb
	Title:	Chief Executive Officer